Exhibit 10(c)
LANVISION SYSTEMS, INC.

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT BETWEEN THE HILLSTREET FUND, L.P. AND LANVISION SYSTEMS, INC.

                               AMENDMENT NUMBER 1

This Amendment Number 1 is executed pursuant to and is made a part of the Loan and Security Agreement by and between LanVision Systems, Inc. and The HillStreet Fund, L.P. dated July 17, 1998 ("Agreement").


Section 6.4 of the Agreement should be amended to read "MINIMUM REVENUES. On each Computation Date set forth below, the Borrower shall not permit, for the fiscal year ended January 31, 1999 and for the six-month periods ending July 31, 1999, January 31, 2000, July 31, 2000 and January 31, 2001, and each six-month period thereafter ending on the Computation Date, its total revenues to be less than the minimum amount set forth below:"


Exhibit C to the Agreement, The COMPLIANCE CERTIFICATE Paragraph 5(d) should be amended to read "MINIMUM REVENUES. Pursuant to Section 6.4 of the Loan Agreement and on each Computation Date set forth below, the Borrower shall not permit, for the fiscal year ended January 31, 1999 and for the six-month periods ending July 31, 1999, January 31, 2000, July 31, 2000 and January 31, 2001 and each six-month period thereafter ending on the Computation Date, its total revenues to be less than the minimum amount set forth below:"

Exhibit C to the Agreement, The COMPLIANCE CERTIFICATE Paragraph 5(d) should be amended to change the MINIMUM REVENUES in the table as follows:

DATE                       FROM                      TO

July 31, 2000              $18,000,000.00            $14,000,000.00

January 31, 2001
and each six-month
period thereafter          $24,000,000.00            $20,000,000.00


LENDER:                                              BORROWER:

The HillStreet Fund, L.P.                            LanVision Systems, Inc.

By: HillStreet Capital, Inc.                         By:/s/THOMAS E. PERAZZO
                                                        -----------------------

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

Its: Investment Manager
                                                     Thomas E. Perazzo
By:/s/CHRISTIAN L. MEININGER                         Chief Operating Officer &
Christian L. Meininger                               Chief Financial Officer
President

Date    11/20/98                                     Date    11/25/98
   -------------                                         ------------





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